UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2015

GREAT WESTERN BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This amended Current Report on Form 8-K updates and corrects an immaterial error in Note 25. Selected Quarterly Financial Data (unaudited) included in the consolidated financial statements (the “Financial Statements”) of Great Western Bancorp, Inc. (the “Company”) as of September 30, 2014 and 2013 and for the fiscal years ended September 30, 2014, 2013 and 2012 previously filed with the Company’s Current Report on Form 8-K filed on April 20, 2015. The updated Financial Statements are filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited Consolidated Financial Statements of Great Western Bancorp, Inc. as of September 30, 2014 and 2013 and for the fiscal years ended September 30, 2014, 2013 and 2012.

101	The following financial information from this Current Report on Form 8-K, formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of September 30, 2014 and 2013, (ii) Consolidated Statements of Comprehensive Income for the fiscal years ended September 30, 2014, 2013 and 2012, (iii) Consolidated Statements of Stockholders’ Equity for the fiscal years ended September 30, 2014, 2013 and 2012, (iv) Consolidated Statements of Cash Flows for the fiscal years ended September 30, 2014, 2013 and 2012, and (v) Notes to Consolidated Financial Statements as of and for the fiscal years ended September 30, 2014, 2013 and 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: April 28, 2015	By:	/s/ Peter Chapman
	Name:	Peter Chapman
	Title:	Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited Consolidated Financial Statements of Great Western Bancorp, Inc. as of September 30, 2014 and 2013 and for the fiscal years ended September 30, 2014, 2013 and 2012.

101	The following financial information from this Current Report on Form 8-K, formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of September 30, 2014 and 2013, (ii) Consolidated Statements of Comprehensive Income for the fiscal years ended September 30, 2014, 2013 and 2012, (iii) Consolidated Statements of Stockholders’ Equity for the fiscal years ended September 30, 2014, 2013 and 2012, (iv) Consolidated Statements of Cash Flows for the fiscal years ended September 30, 2014, 2013 and 2012, and (v) Notes to Consolidated Financial Statements as of and for the fiscal years ended September 30, 2014, 2013 and 2012.